                                                                    EXHIBIT 1.01

================================================================================



                                 SHOWBOAT, INC.

                                  $150,000,000

                     __% Senior Subordinated Notes Due 2009


                             Underwriting Agreement

                                 July __, 1994



                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

================================================================================

                                 SHOWBOAT, INC.

                                  $150,000,000

                      % Senior Subordinated Notes due 2009

                            Payment of Principal and
                      Interest Unconditionally Guaranteed
                                       By
                              Ocean Showboat, Inc.
                          Atlantic City Showboat, Inc.
                                      and
                           Showboat Operating Company

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                   July __, 1994

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION,
  140 Broadway
  New York, New York  10005


Dear Sirs:

      Showboat, Inc., a Nevada corporation (the "COMPANY"), proposes to issue and sell to you (the "UNDERWRITER") $150,000,000 in aggregate principal amount
of its    % Senior Subordinated Notes due 2009 (the "NOTES").  The Notes will be issued pursuant to an indenture (the "INDENTURE") among the Company, Ocean Showboat, Inc., a New Jersey corporation ("OSI"), Atlantic City Showboat, Inc., a New Jersey corporation ("ACSI"), and Showboat Operating Company, a Nevada corporation ("SBOC"), as guarantors (collectively, the "GUARANTORS") and as Trustee (the "TRUSTEE"). The Notes will be unsecured general obligations of the Company, subordinated in right of payment to all existing and future Senior Debt (as that term is defined in the Indenture) of the Company. The Company's obligations under the Notes will be unconditionally guaranteed on a senior subordinated basis by OSI, ACSI and SBOC (the "OSI GUARANTY," the "ACSI GUARANTY," and the "SBOC GUARANTY," respectively, and collectively, the "SUBSIDIARY GUARANTEES").

      The Company, OSI, ACSI and SBOC are hereinafter referred to collectively as the "REGISTRANTS." The Notes and the Subsidiary Guarantees are more fully described in the Registration Statement referred to below and in the Indenture, the form of which has been filed as an exhibit to such Registration Statement. Terms not otherwise defined herein have the same meanings as set forth in the Indenture.

      1. REGISTRATION STATEMENT AND PROSPECTUS. Each of the Registrants has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively the "ACT"), a registration statement (including a prospectus) on
Form S-3 (No. 33-     ) relating to the Notes and the Subsidiary Guarantees,
which may be amended.  The registration
statement as amended at the time when it becomes effective or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case financial statements and exhibits filed as a part thereof or incorporated by reference therein and the information (if any) contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the REGISTRATION STATEMENT, and the prospectus in the form first used to confirm sales of the Notes, whether or not filed with the Commission pursuant to Rule 424(b) under the Act, is hereinafter referred to as the PROSPECTUS. Any reference herein to the Registration Statement, Prospectus and any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

      2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to the terms and conditions contained herein, (i) the Company agrees to issue and sell to the Underwriter, and (ii) the Underwriter agrees to purchase from the Company, the principal amount of Notes set forth opposite the name of the Underwriter in
Schedule I hereto.  The purchase price for the Notes shall be    % of the
principal amount thereof (the "PURCHASE PRICE").

      3. TERMS OF PUBLIC OFFERING. The Underwriter has advised the Company that the Underwriter proposes (i) to make a public offering of the Notes as soon after the effective date of the Registration Statement as in its judgment is advisable and (ii) initially to offer the Notes upon the terms set forth in the Prospectus.

      4. DELIVERY AND PAYMENT. Delivery to the Underwriter of and payment for the Notes shall be made at such place or places in New York, New York as Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") shall designate, at 10:00 A.M., New York City time, on the fifth business day following the date of the Agreement (the "CLOSING DATE"). The Closing Date and the location of delivery of and the form of payment for the Notes may be varied by mutual agreement between the Underwriter and the Company.

      The certificates in definitive form evidencing the Notes shall be registered in such names and issued in such denominations as the Underwriter shall request in writing not later than two full business days prior to the Closing Date, and such certificates shall be made available to the Underwriter for inspection at the offices of DLJ in New York, New York not later than 9:30 A.M., New York City time, on the business day immediately preceding the Closing Date. Certificates in definitive form evidencing the Notes shall be delivered to the Underwriter on the Closing Date, with any transfer taxes thereon duly paid by the Company, for the account of the Underwriter, against payment of the Purchase Price therefor by certified or official bank checks payable in New York Clearing House funds (next day) to the order of the Company.

      5. AGREEMENTS OF REGISTRANTS. The Registrants jointly and severally hereby agree with the Underwriter:

         (a) To file, if necessary, (i) an amendment to the Registration Statement or (ii) a post-effective amendment to the Registration Statement pursuant to Rule 430A under the Act, as soon as practicable after the execution and delivery of this Agreement and to use their best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time.

         (b) To advise the Underwriter promptly and, if requested by the Underwriter, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension by any state securities commission of the qualification of the Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below that makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Notes under state securities or Blue Sky laws, the Registrants will make every reasonable effort to obtain the prompt withdrawal or lifting of such order.

         (c) To furnish to the Underwriter and its counsel, without charge, three signed copies of the Registration Statement (including documents incorporated by reference) as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to the Underwriter as many conformed copies of the Registration Statement (including documents incorporated by reference) as so filed and of each amendment to it, without exhibits, and each preliminary prospectus as the Underwriter may reasonably request.

         (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which the Underwriter shall not previously have been advised or to which the Underwriter shall reasonably object in writing within three business days after being furnished a copy thereof, and to prepare and file with the Commission, promptly upon the Underwriter's reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Notes by the Underwriter, and to use their best efforts to cause the same to become effective promptly.

         (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel to the Underwriter a prospectus is required by law to be delivered in connection with sales of the Notes by the Underwriter or dealers, to furnish to the Underwriter and dealers, without charge, as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as the Underwriter or dealers may reasonably request. The Registrants consent to the use of the Prospectus and any amendment or supplement thereto by the Underwriter and by all dealers to whom the Notes may be sold, both in connection with the offering or sale of the Notes and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith.

         (f) If during the period specified in paragraph (e) above any event shall occur as a result of which, in the opinion of counsel to the Underwriter it becomes necessary or advisable to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances then existing, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to promptly prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented will not, in the light of the circumstances then existing, be misleading, or so that the Prospectus will comply with law, and to furnish to the Underwriter and to such dealers as the Underwriter shall specify, such number of copies thereof as the Underwriter or such dealers may reasonably request.

         (g) Prior to any public offering of the Notes, to cooperate with the Underwriter and counsel to the Underwriter in connection with obtaining the registration or qualification of the Notes for offer and sale by the Underwriter and by dealers under the state securities or Blue Sky laws of such jurisdictions as the Underwriter may reasonably request, to continue such qualification in effect so long as reasonably required for distribution of the Notes and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification, provided, however, that in no event shall the Registrants be obligated to qualify to do business or to take any action that would subject any of them to service of process in suits, other than as to matters and transactions relating to the offer and sale of the Notes or to subject themselves to taxation in respect of doing business in any jurisdiction in which they are not so subject.

         (h) To make generally available to the holders of the Notes as soon as reasonably practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder, and to advise the Underwriter in writing when such statement has been so made available.

         (i) As long as the Notes remain outstanding, to furnish to the Underwriter as soon as available a copy of each report, document or other publicly available information of the Registrants mailed to the holders of the Notes pursuant to the terms of the Indenture or to the holders of the Company's common stock.

         (j) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to, and in connection with:

            (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including, without limitation, financial statements and exhibits contained therein), each preliminary prospectus relating to the Notes and all amendments and supplements to any of them prior to or during the period specified in paragraph (e) above (excluding legal fees and expenses of counsel to the Underwriter incurred in connection therewith),

            (ii) the preparation, printing and delivery of the Prospectus and all amendments or supplements thereto during the period specified in paragraph (e) above,

            (iii) the preparation, printing, execution and delivery of this Agreement, the Indenture, the Notes, the preliminary and supplemental Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in con-nection with the offering of the Notes,

            (iv) the registration with the Commission, and the issuance and delivery by the Company of, the Notes,

            (v) the registration or qualification of the Notes for offer and sale under the securities or Blue Sky laws or regulations of the several states (including, without limitation, the fees and disbursements of counsel to the Underwriter relating to such registration or qualification and memoranda relating thereto),

            (vi) filings and clearance with the National Association of Securities Dealers, Inc. ("NASD") in connection with the offering (including, without limitation, the fees and expenses, including reasonable legal fees and expenses, of the "qualified independent underwriter" required by Schedule E to the By-Laws of the NASD),

            (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Notes by the Underwriter or by dealers to whom the Notes may be sold,

            (viii) the performance by the Trustee of its obligations under the Indenture,

            (ix)    the rating of the Notes by rating agencies, if any, and

            (x) the performance by the Registrants of their other obligations under this Agreement.

         (k) To use the proceeds from the sale of the Notes in the manner specified in the Registration Statement under the caption "Use of Proceeds."

         (l) Not to claim voluntarily, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of the Notes.

         (m) From and after the date the Registration Statement becomes effective, for such period as in the opinion of counsel to the Underwriter a prospectus is required by law to be delivered in connection with market-making activities, to prepare, file and maintain an effective Registration Statement to permit the Underwriter (or any affiliates of the Underwriter) to make a market in the Notes.

         (n) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than a default by the Underwriter) or if for any reason the Company shall be unable or unwilling to perform its obligations hereunder, to reimburse the Underwriter for the fees and expenses to be paid or reimbursed pursuant to 5(j) above, and to reimburse the Underwriter for all out-of-pocket expenses (including the reasonable fees and expenses of counsel to the Underwriter) reasonably incurred by the Underwriter in connection herewith. If the transactions contemplated hereby are consummated, each of the parties shall pay its own expenses, including the costs and expenses of its counsel, except as otherwise provided in 5(j) above.

         (o) Not to distribute prior to the Closing Date any offering material in connection with the offering and sale of the Notes other than the Registration Statement, the preliminary prospectus, the Prospectus or other materials, if any, permitted by the Act.

         (p) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Registrants prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Notes.

         (q) To comply to the best of its ability in a timely manner with the Act (including, without limitation, the applicable provisions of Rules 424 and 430A under the Act), the Securities Exchange Act of 1934, as amended, and rules and regulations of the Commission thereunder (the "EXCHANGE ACT") and the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT") so as to permit the completion of the distribution of the Notes as contemplated in this Agreement and in the Prospectus.

         (r) Prior to the Closing Date, to furnish to the Underwriter, as soon as they have been prepared by the Company, a copy of any consolidated financial statements of the Company for any period subsequent to the period covered by the financial statements appearing in the Registration Statement and the Prospectus.

         (s) Not to register, offer, sell, contract to sell or grant any option to purchase or otherwise dispose of any Notes or any other debt securities (other than any private loan, credit or financing agreement with a bank or similar financial institution) for a period of 90 days after the commencement of the public offering of the Notes by the Underwriter, without its prior written consent.

      6. REPRESENTATIONS AND WARRANTIES OF THE REGISTRANTS. The Registrants jointly and severally represent and warrant to the Underwriter that:

         (a) (i) The Registration Statement, as originally filed, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and (ii) when the Registration Statement becomes effective and on the Closing Date (A) the Registration Statement and any amendments thereto will comply in all material respects with the provisions of the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the Prospectus and any supplements thereto will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements or omissions in the Registration Statement or the Prospectus (or any supplement or amendment to them) based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter or counsel to the Underwriter expressly for use therein.

         (b) The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto or any preliminary prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Exchange Act, as the case may be, conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

         (c)    The Indenture has been qualified under the Trust Indenture Act.

         (d) The Company has been duly organized, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its respective properties as described in the Registration Statement, and is duly qualified and in good standing as a foreign corporation registered to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company.

         (e) The entities listed in Exhibit A hereto are all of the Subsidiaries of the Company (the "SUBSIDIARIES"). Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business, and each Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and the Subsidiaries, taken as a whole. All of the outstanding capital stock or other securities evidencing equity ownership of each Subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable, is not subject to preemptive or similar rights and is owned by the Company, free and clear of any security interest, claim, lien or encumbrance except for the pledge pursuant to the Working Capital Credit Agreement and the Senior Debt of the Company, including the 9 1/4% First Mortgage Bonds due 2008. There are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in any such Subsidiary.

         (f) Each of the Registrants has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and the Indenture.

         (g) The Company has all necessary corporate power and authority to issue, sell and deliver the Notes to the Underwriter, to be sold by the Underwriter pursuant hereto.

         (h) This Agreement has been duly authorized, validly executed and delivered by each of the Registrants and (assuming the due execution and delivery thereof by the Underwriter) is the legally valid and binding obligation of each of the Registrants, enforceable against each of the Registrants in accordance with its terms, except as the enforceability thereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally, (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and (iii) state or federal laws or policies relating to the non-enforceability of the indemnification or contribution provisions contained in this Agreement.

         (i) The Indenture has been duly authorized by the Registrants and, when duly executed and delivered by each of the Registrants (assuming the due authorization, execution and delivery thereof by the Trustee thereunder), will be the legally valid and binding obligation of each of the Registrants, enforceable against each of the Registrants in accordance with its terms, except as the enforceability thereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Prospectus.

         (j) The Notes have been duly authorized for issuance and sale by the Company to the Underwriter pursuant to this Agreement and, when issued and authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms hereof, the Notes will conform in all material respects to the description thereof in the Registration Statement and the Prospectus, will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture except as the enforceability thereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

         (k) The authorized, issued and outstanding capital stock of the Company as of March 31, 1994 is as set forth in the Registration Statement under the caption "Capitalization," and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. There are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company other than pursuant to the 1989 Executive Officer Plan, the 1989 Director Stock Option Plan, the Showboat, Inc. Employee Stock Option Plan and outstanding warrants to purchase 150,000 shares of common stock of the Company.

         (l) Neither the Company nor any of its Subsidiaries is in violation of its respective charter or by-laws, as the case may be, or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the busi-ness of the Company and its Subsidiaries, taken as a whole, to which the Company or any of its Subsidiaries is a party or by which it or any of the Subsidiaries or their respective property is bound.

         (m) The issuance and sale of the Notes by the Company, the execution, delivery and performance of this Agreement and the Indenture by each of the Registrants and compliance by each of the Registrants with the provisions hereof, of the Indenture and the Notes will not conflict with or constitute a breach of any of the terms or provisions of, or cause a default under, or result in the imposition of a lien or encumbrance on any properties of any of the Registrants or their Subsidiaries or an acceleration of indebtedness pursuant to, (i) the charter or by-laws of any of the Registrants or their Subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which any of the Registrants or their Subsidiaries is a party or by which any of them or their property is bound, or (iii) any law or administrative regulation applicable to any of the Registrants, any of their Subsidiaries or any of their assets or properties, or any judgment, order or decree of any court or governmental agency or authority (including, without limitation, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the New Jersey Casino Control Commission or any other gaming authority in any State of the United States or foreign country (collectively, the "GAMING AUTHORITIES")) entered in any proceeding to which any of the Registrants or any of their Subsidiaries was or is now a party or to which any of them or their respective properties may be subject. Except as disclosed in the Registration Statement, no authorization, approval, consent or license of any government, governmental agency (including, without limitation, any Gaming Authorities) or court, domestic or foreign (other than under the Act, the Trust Indenture Act and the securities or Blue Sky laws or regulations of the various states) is required for the valid authorization, issuance, sale and delivery of the Notes by the Company or for the execution, delivery or performance of this Agreement and the Indenture by the Registrants. No consents or waivers from any person are required to consummate the transactions contemplated by this Agreement and the Indenture other than such consents and waivers as have been or will be obtained, except for such consents and waivers which, if not obtained, would not, either individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and the Subsidiaries, taken as a whole.

         (n) Except as disclosed in the Registration Statement, to the best knowledge of the Company, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency (including, without limitation, any Gaming Authorities), body or official, domestic or foreign, now pending, or threatened or contemplated to which the Company or any of the Subsidiaries is or may be a party or to which the business or property of the Company or any of the Subsidiaries is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, or
   (iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which the Company or any of the Subsidiaries is or may be subject has been issued that, in the case of clauses (i), (ii) and (iii) above, (w) is required to be disclosed in the Registration Statement or the Prospectus and that is not so disclosed, (x) might have a material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and the Subsidiaries, taken as a whole, (y) would interfere with or adversely affect the issuance of the Notes in any material respect or (z) in any manner seeks to challenge the validity of this Agreement, the Indenture or the Notes. There is no contract or document concerning the Company or any of the Subsidiaries of a character required to be described in the Registration Statement or in the Prospectus or to be filed as an exhibit to the Registration Statement or incorporated by reference therein that is not so described, or filed or incorporated as required.

         (o) There are no holders of securities of the Company who, by reason of the filing of the Registration Statement under the Act or the execution by the Company of this Agreement, have the right to request or demand that the Company include any such securities in the registration or offering contemplated hereby.

         (p) Neither the Company nor any of its Subsidiaries is involved in any material labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any material dispute threatened which, if such dispute were to occur, would have a material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole.

         (q) Neither the Company nor any of its Subsidiaries has violated any safety or similar law applicable to its business, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act, as amended, or the rules and regulations promulgated thereunder, which in each case might result in any material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole.

         (r) Except as set forth in the Registration Statement, the Company and its Subsidiaries are in material compliance with all applicable existing federal, state, local and foreign laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material ("ENVIRONMENTAL LAWS"), except for those liabilities reserved for on the Company's financial statements contained in the Registration Statement and for such instances of noncompliance which, either singly or in the aggregate, would not have a material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended,
   (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

         (s) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities.
   Except as set forth in the Registration Statement, there is no alleged liability, or to the best knowledge and information of the Company and its Subsidiaries, potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) of the Company or any of its Subsidiaries arising out of, based on or resulting from (i) the presence or release into the environment of any Hazardous Material at any location at which the Company or any Subsidiary is currently conducting any business whether or not owned by the Company or any of its Subsidiaries, or which the Company or any Subsidiary owns or (ii) any violation or alleged violation of any Environmental Law, which alleged or potential liability, singly or in the aggregate, would have a material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole.

         (t) Except as disclosed in the Registration Statement, no Gaming Authority has issued any order or decree or is otherwise impairing, restricting or prohibiting (i) a payment of dividends by any Subsidiary to its parent or the Company, or (ii) the continuation of the business of any Subsidiary as presently conducted.

         (u) Except as disclosed in the Registration Statement, each of the Company and its Subsidiaries has such material permits, licenses, franchises and authorizations of governmental or regulatory authorities (including, without limitation, licenses, certificates, permits and other required authorizations from the Gaming Authorities and other governmental authorities) ("PERMITS") as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus. All such Permits are in full force and effect, and each of the Company and its Subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits. No event has occurred which allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or which results in any other material impairment of the rights of the holder of any such Permits. Such Permits contain no restrictions that are materially burdensome to the Company or any of its Subsidiaries in light of their respective business, and the Company and its Subsidiaries have no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Permit.

         (v) Except as otherwise set forth in the Prospectus or such as are not material to the business, condition (financial or other), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries have good and marketable title, free and clear of all liens, claims, encumbrances and restrictions (except liens for taxes not yet due and payable and immaterial liens and liens disclosed in the Registration Statement) to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its Subsidiaries is a party are valid and binding obligations of the Company or its Subsidiaries, and no default has occurred or is continuing there-under which might result in any material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole. The Company and its Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such Subsidiary.

         (w) The Company and each of its Subsidiaries maintain reasonably adequate insurance on their assets.

         (x) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), comply in all material respects with the requirements of the Act and present fairly the consolidated financial position, results of operations and cash flows of the Company and its Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; except as disclosed therein, such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved; the pro forma financial statements and the related notes thereto included in the Registration Statement and Prospectus have been prepared in accordance with the applicable requirements of the Act, have been compiled on the pro forma basis described therein, and in the opinion of the Company, all assumptions used in the preparation thereof were reasonable at the time made and all adjustments used therein are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made.

         (y) Each of the Company and its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that:

            (i) transactions are executed in accordance with management's general or specific authorizations, and

            (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles.

         (z) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth in the Prospectus, and up to the Closing Date, unless the Company has notified the Underwriter as provided in Section 5(b)(iv) above: (i) neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, nor entered into any material transactions not in the ordinary course of business, (ii) there has not been any decrease in the Company's or any of its Subsidiaries' capital stock or any increase in long-term indebtedness to meet working capital requirements or any material increase in short-term indebtedness of the Company or its Subsidiaries or any payment of or declaration to pay any dividends or any other distribution with respect to the Company's or any of its Subsidiaries' capital stock, as the case may be, (iii) there has not been any material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole and (iv) to the best knowledge of the Company and its Subsidiaries, there has been no change in the gaming laws, regulations or administrative practices of the Gaming Authorities of the State of Nevada, the State of New Jersey, the State of Louisiana, the State of New York, the State of Indiana or any other State in the United States or foreign country, including the State of New South Wales, Australia, which would have a material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole.

         (aa) The present fair salable value of the assets of the Company and its Subsidiaries, taken as a whole, exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company and its Subsidiaries as they become absolute and matured. The assets of the Company and its Subsidiaries, taken as a whole, do not constitute unreasonably small capital to carry out their business as conducted or as proposed to be conducted. The Company does not intend to, and does not believe that it will, incur debts beyond its ability to pay such debts as they mature. The Company does not intend to permit any of its Subsidiaries to incur debts beyond their respective ability to pay such debts as they mature. Upon the issuance of the Notes and the Subsidiary Guarantees, (i) the present fair salable value of the assets of the Company and its Subsidiaries, taken as a whole, will exceed the amount that will be required to be paid on or in respect of their existing debts and other liabilities (including contingent liabilities) as they become absolute and matured, and (ii) the assets of the Company and its Subsidiaries, taken as a whole, will not constitute unreasonably small capital to carry out their business as now conducted or as proposed to be conducted, including the capital needs of the Company and each of its Subsidiaries, taking into account the projected capital requirements and capital availability of the Company and each of its Subsidiaries.

         (ab) The Company and any agent thereof acting on its behalf, has not taken and will not take any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System, in each case as in effect now or as the same may hereafter be in effect on the Closing Date.

         (ac) Neither the Company nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations and interpretations promulgated thereunder.

         (ad) KPMG Peat Marwick is an independent public accountant with respect to the Company, as required by the Act.

         (ae) The Registrants have complied with all provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

         (af) Exhibit B attached hereto contains a complete and accurate list of all material agreements between the Company or any of its Subsidiaries, on the one hand, and any of their affiliates, on the other hand, (i) that are in effect as of the date of this Agreement, copies of which have been provided previously to the Underwriter and (ii) that will be in effect as of the Closing Date, copies of which will be provided to the Underwriter on or prior to the Closing Date.

         (ag) Except as disclosed in the Registration Statement, no change in any gaming laws, regulations or administrative practices, or recommendations or guidelines of the Gaming Authorities of the State of Nevada, the State of New Jersey, the State of Louisiana, the State of New York, the State of Indiana or any other State or foreign country, including the State of New South Wales, Australia, is pending which could reasonably be expected to be adopted and if adopted, could reasonably be expected to have, individually or in the aggregate with all such changes, a material adverse effect upon the business, condition (financial or other), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole.

      7. INDEMNIFICATION.

         (a) Each of the Registrants jointly and severally agrees (i) to indemnify and hold harmless the Underwriter, each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or
   Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of the Underwriter, from and against any and all losses, claims, damages, liabilities and judgments arising out of or relating to any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus (as amended or supplemented if the Registrants shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter furnished in writing to the Registrants by such Underwriter or counsel to the Underwriter expressly for use therein and (ii) to reimburse the Underwriter, each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or
   Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of the Underwriter, for any legal or other expenses reasonably incurred by them in connection with investigating or defending against such losses, claims, damages, liabilities and judgments as such expenses are incurred.

      (b) In case any action (including any governmental action or proceeding by the Gaming Authorities) shall be brought against the Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Registrants, such Underwriter shall promptly notify the Company in writing and the Registrants shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless
   (i) the employment of such counsel has been specifically authorized in writing by the Registrants, (ii) the Registrants have failed to assume the defense with counsel reasonably satisfactory to such Underwriter or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Registrants, and such Underwriter or such controlling person shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Registrants (in which case the Registrants shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Registrants shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for such Underwriter and the controlling persons, which firm shall be designated in writing by such Underwriter, and that all such fees and expenses shall be reimbursed as they are incurred). The Registrants shall not be liable for any settlement of any such action effected without the written consent of the Company but if settled with the Company's written consent, the Registrants agree to indemnify and hold harmless such Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 10 business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (c) The Underwriter agrees to indemnify and hold harmless the Registrants and the Subsidiaries and their respective directors, the officers who sign the Registration Statement, and any person controlling the Registrants within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Registrants to such Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter or counsel to such Underwriter expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Registrants in respect of which indemnity may be sought against the Underwriter, such Underwriter shall have the rights and duties given to the Registrants (except that if the Registrants shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Registrants shall have the rights and duties given to such Underwriter, by Section 7(b) hereof.

         (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Registrants, on the one hand, and the Underwriter, on the other hand, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Registrants and the Underwriter in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Registrants and the Underwriter shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Registrants, and the total underwriting discounts and commissions received by the Underwriter, bear to the total price to the public of the Notes, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Registrants and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Registrants or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Registrants and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The losses, claims, damages, liabilities or judgments of an indemnified party referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the underwriting discounts and commissions received by it exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The statements with respect to the offering of the Notes set forth on the cover page of the Prospectus (to the extent such statements relate to the Underwriter) and the first and third paragraph, as well as the statement in the third sentence of the fourth paragraph that following completion of the initial offering of the Notes, the Underwriter intends to make a market in the Notes but the Underwriter is not obligated to do so and may discontinue any market making at any time without notice, under the caption "Underwriting" in the Prospectus constitute the only information heretofore furnished to the Registrants in writing by or on behalf of or by the Underwriter expressly for use in the Registration Statement, the Prospectus or any amendment or supplement thereto or any preliminary prospectus.

      (f) The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the indemnifying persons may otherwise have to the indemnified persons referred to above.

      8. CONDITIONS OF THE UNDERWRITER'S OBLIGATIONS. The obligation of the Underwriter to purchase the Notes under this Agreement is subject to the satisfaction or waiver of each of the following conditions:

         (a) All the representations and warranties of the Registrants and its Subsidiaries contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. The Registrants shall have performed or complied with all of the agreements and satisfied all conditions on its part to be performed, complied with or satisfied at or prior to the Closing Date.

         (b)  (i)    the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall have become effective) not later than 1:00 p.m., New York City time, on the date of this Agreement or at such later date and time as the Underwriter may approve in writing,

            (ii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date that would prevent or interfere with the issuance of the Notes, and

            (iii) at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission and no stop order suspending the sale of the Notes in any jurisdiction designated by the Underwriter pursuant to Section 5(g) hereof shall have been issued and no proceeding for that purpose shall have been commenced or be pending or, to the knowledge of the Registrants, be contemplated.

         (c) No action shall have been taken and no statute, rule or regulation or order shall have been enacted, adopted or issued by any governmental agency that would as of the Closing Date prevent the issuance of the Notes; and on the Closing Date, no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Registrants or any Subsidiary, threatened against, the Registrants or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, except for such actions, suits or proceedings that if adversely determined would not, either individually or in the aggregate, have a material adverse effect on the issuance or marketability of the Notes, or would, except as disclosed in the Registration Statement and Prospectus, individually or in the aggregate have a material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole.

         (d) (i) Except as disclosed in the Registration Statement and the Prospectus, since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse effect or any development involving a prospective material adverse effect on the equity ownership of the Registrants and its Subsidiaries or in the business, condition (financial or other), results of operation, properties or prospects, whether or not arising in the ordinary course of business, of the Company and its Subsidiaries, taken as a whole,

      (ii) the Registrants and its Subsidiaries shall have no liability or obligation, direct or contingent, that is material to the Registrants and its Subsidiaries, other than those reflected in the Registration Statement and the Prospectus, and

            (iii) at the Closing Date the Underwriter shall have received a certificate dated the Closing Date, signed by the President and Secretary of the Registrants and each Subsidiary (who may, as to proceedings contemplated, rely upon his information and belief), confirming the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

         (e) The Underwriter shall have received on the Closing Date an opinion (reasonably satisfactory to the Underwriter and counsel to the Underwriter) dated the Closing Date, of Kummer Kaempfer Bonner & Renshaw, counsel to the Company, in the form of Exhibit C attached hereto.

         (f) The Underwriter shall have received on the Closing Date an opinion (reasonably satisfactory to the Underwriter and counsel to the Underwriter) dated the Closing Date, of Thomas Bonner, General Counsel of ACSI, in the form of Exhibit D attached hereto.

         (g) The Underwriter shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, in form and substance satisfactory to the Underwriter, and Latham & Watkins shall have received such papers and information as it requests to enable it to pass upon the matters contained in such opinion.

         (h) Prior to the Closing Date, the Registrants shall have received the requisite approval or approvals of the transactions contemplated by this Agreement and described in the Registration Statement from the Gaming Authorities of the State of Nevada and the State of New Jersey and no such approval or approvals shall impose on the Registrants or any Subsidiary thereof any conditions which adversely effect the ability of the Registrants and the Subsidiaries to conduct their business as is presently being conducted.

         (i) At the time this Agreement is executed by the Registrants, the Underwriter shall have received from KPMG Peat Marwick a letter, dated such date, in form and substance satisfactory to the Underwriter and counsel to the Underwriter, confirming that they are independent public accountants with respect to the financial statements and certain financial information of the Registrants contained in the Registration Statement and the Prospectus within the meaning of the Act and applicable published regulations of the Act, and otherwise in the form previously agreed.

         (j) At the Closing Date, the Underwriter shall have received from KPMG Peat Marwick a letter, in form and substance satisfactory to the Underwriter and counsel to the Underwriter and dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 8(k), except that the specified date referred to shall be a date not more than five days prior to the Closing Date.

         (k) At the Closing Date, the Underwriter shall have received a certificate of solvency, dated the Closing Date, signed by the Chairman and Chief Executive Officer and Principal Accounting officer of the Company, substantially in the form previously approved by the Underwriter.

         (l) Counsel to the Underwriter shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.
   All opinions, certificates, letters and other documents required by this
   Section 8 to be delivered by the Company and its Subsidiaries will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriter. The Company and its Subsidiaries will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and other documents as the Underwriter shall reasonably request.

      9. EFFECTIVE DATE OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the later of (i) execution of this Agreement and (ii) the effectiveness of the Registration Statement.

      The Underwriter may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the following has occurred:

         (a) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse effect or development involving a prospective material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, that would, in the Underwriter's judgment, make it impracticable or inadvisable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Prospectus,

         (b) any outbreak or escalation of hostilities or other national or international calamity or crisis or material change in economic conditions, if the effect of such outbreak, escalation, calamity, crisis or change on the financial markets of the United States or elsewhere would, in the Underwriter's judgment, make it impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus,

         (c) the suspension or material limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System,

         (d) the enactment, publication, decree or other promulgation after the date hereof of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the Underwriter's opinion materially and adversely affects, or will materially and adversely affect, the business, condition (financial or other), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole,

         (e) any securities of the Company or any of its Subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization, provided, that in the case of such "watch list" placement, termination
      --------
      shall be permitted only if such placement would, in the judgment of any underwriter, make it impracticable or inadvisable to market the Notes or to enforce contracts for the sale of the Notes or materially impair the investment quality of the Notes,

         (f) the declaration of a banking moratorium by either federal or New York State authorities, or

         (g) the taking of any action by any federal, state or local government or agency after the date hereof in respect of its monetary or fiscal affairs that in the Underwriter's opinion has a material adverse effect on the financial markets in the United States.

   In any such case which does not result in termination of this Agreement, you shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.


      10.  MISCELLANEOUS.

         (a) Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Registrants, c/o Showboat, Inc., 2800 Fremont Street, Las Vegas, Nevada 89104, Attention: J. K. Houssels, with a copy to Kummer Kaempfer Bonner & Renshaw, 3800 Howard Hughes Parkway, Seventh Floor, Las Vegas, Nevada 89109, Attention: John N. Brewer, Esq. and (ii) if to the Underwriter, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005, Attention: Steve Puccinelli, with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Raymond Y. Lin, Esq. (provided that any notice to the Underwriter pursuant to section 7 hereof will be mailed, delivered, telegraphed or telecopied and confirmed to the Underwriter and its counsel), or in any case to such other address as the person to be notified may have requested in writing.

         (b) The respective indemnities, contribution agreements, representations, warranties and other statements set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Notes, regardless of
   (i) any investigation or statement as to the results thereof, made by or on behalf of any such person, (ii) acceptance of the Notes and payment for them hereunder and (iii) termination of this Agreement.

         (c) Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Registrants, the Underwriter, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Notes from the Underwriter merely because of such purchase.

         (d) This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York without reference to its choice of law provisions.

         (e) This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

      Please confirm that the foregoing correctly sets forth the agreement between the Company and the Underwriter.

                           Very truly yours,

                           SHOWBOAT, INC.


                           By:  _____________________________________
                              Name:
                              Title:



                           Subsidiary Guarantors:

                           OCEAN SHOWBOAT, INC.


                           By:  _____________________________________
                              Name:
                              Title:



                           ATLANTIC CITY SHOWBOAT, INC.


                           By:  _____________________________________
                              Name:
                              Title:



                           SHOWBOAT OPERATING COMPANY


                           By:  _____________________________________
                              Name:
                              Title:

Accepted and Agreed to:

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION



By:    _____________________________________
    Name:
    Title:

                                   SCHEDULE I
                                   ----------


                                     Aggregate Principal
                                     Amount of Senior
                                     Subordinated Notes
Underwriter                          to be Purchased
- -----------                          --------------------

Donaldson, Lufkin & Jenrette            $150,000,000
 Securities Corporation                 ____________

Total                                   $150,000,000
                                        ============

                                   EXHIBIT A
                                   ---------



                             [LIST OF SUBSIDIARIES]

                                   EXHIBIT B
                                   ---------



         [LIST OF AGREEMENTS BETWEEN THE COMPANY AND ITS SUBSIDIARIES]

                                   EXHIBIT C
                                   ---------

              Form of Opinion of Kummer Kaempfer Bonner & Renshaw.


      The Underwriter shall have received on the Closing Date an opinion (satisfactory to the Underwriter and counsel to the Underwriter) dated the Closing Date, of Kummer Kaempfer Bonner & Renshaw, counsel to the Company, to the effect that:

              (i) Each of the Registrants and the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority to carry on its business as it is described in the Prospectus and as it is currently being conducted and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation registered to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Registrants and the Subsidiaries, taken as a whole.

              (ii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement under the caption "Capitalization" and all of the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and, to the knowledge of such counsel, are not subject to preemptive or similar rights.

              (iii) The authorized capital stock of SBOC consists of [2,500,000] shares of common stock, [$1.00] par value, of which [1,000,000] shares are issued and outstanding. The authorized capital stock of OSI consists of [10,000,000] shares of common stock, [$1.00] par value, of which [10,000,000] shares are issued and outstanding. The authorized capital stock of ACSI consists of [2,500] shares of common stock, no par value, of which [1,500] are issued and outstanding. All shares of such outstanding capital stock of such Subsidiaries of the Company have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to preemptive or similar rights and are currently owned by the Company, free and clear of any security interest, claim, lien or encumbrance, except for the pledge pursuant to the Working Capital Credit Agreement.

              (iv) There are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company (other than pursuant to the 1989 Executive Officer Plan, the 1989 Director Stock Option Plan, the Showboat, Inc. Employee Stock Option Plan and outstanding warrants to purchase 150,000 shares of common stock of the Company), or any Subsidiary.

              (v) There are no holders of securities of the Company who, by reason of the filing of the Registration Statement under the Act or the execution by the Company of this Agreement, have the right to request or demand that the Company include any such securities in the registration or offering contemplated hereby.

              (vi) Each of the Registrants has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and the Indenture. The Company has all necessary corporate power and authority to issue, sell and deliver the Notes to the Underwriter to be sold by the Underwriter pursuant hereto.

              (vii) This Agreement has been duly authorized and validly executed by each of the Registrants.

              (viii) The Indenture has been duly authorized by each of the Registrants, and when duly executed and delivered by such Registrant (assuming due authorization, execution and delivery thereof by the Trustee thereunder), will be a legally valid and binding obligation of such Registrant, enforceable against such Registrant in accordance with its terms, except as the enforceability thereof may be limited by (1) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, and (2) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

              (ix) The Notes have been duly authorized for issuance and sale by the Company to the Underwriter pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms hereof, the Notes will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture, except as the enforceability thereof may be limited by (1) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, and (2) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

              (x) The issuance and sale of the Notes by the Company, the execution, delivery and performance of this Agreement and the Indenture by each of the Registrants and compliance by each of the Registrants with the provisions hereof and of the Indenture and the Notes will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, or result in the imposition of a lien or encumbrance on any properties of such Registrant or any of its Subsidiaries, or an acceleration of indebtedness pursuant to (1) the charter or by-laws of such Registrant or any of its Subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which such Registrant or any of its Subsidiaries is a party or by which any of them or their property is bound, or (3) any law or administrative regulation applicable to such Registrant, any of its Subsidiaries or any of their assets or properties, or any judgment, order or decree of any court or governmental agency or authority (including, without limitation, any Gaming Authorities) entered in any proceeding to which such Registrant or any of its Subsidiaries was or is now a party or to which any of them or their respective properties may be subject.

          (xi) None of the Company, SBOC and their Subsidiaries is, or will be upon the execution and delivery of the Indenture, the issuance and sale of the Notes and the fulfillment of the terms of this Agreement, subject to regulation under any Nevada statute or regulation limiting their respective ability to incur indebtedness for borrowed money, except statutes or regulations applicable generally to business corporations incorporated or doing business in

      Nevada, and except the Nevada Gaming Control Act, the regulations thereunder and any rules, ordinances or regulations of local regulatory authorities.

              (xii) The guarantees by OSI, ACSI and SBOC (the "Subsidiary Guarantees") have been duly authorized, executed and delivered by OSI, ACSI and SBOC. The SBOC Guaranty is a valid and binding obligation of SBOC, enforceable against SBOC in accordance with its terms, in each case except as such enforceability may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

              (xiii) The execution, delivery and performance of the SBOC Guaranty by SBOC and compliance by such parties with all applicable provisions thereof and the consummation of the transactions contemplated thereby, will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, or result in the imposition of a lien or encumbrance on any properties of the Company, SBOC or any of their Subsidiaries, or an acceleration of indebtedness pursuant to (1) the charter or by-laws of the Company, SBOC or any of their Subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company, SBOC or any of their Subsidiaries is a party or by which any of them or their property is bound, or (3) any law or administrative regulation applicable to the Company, SBOC any of their Subsidiaries or any of their assets or properties, or any judgment, order or decree of any court or governmental agency or authority (including, without limitation, any Gaming Authorities) entered in any proceeding to which the Company, SBOC or any of their Subsidiaries was or is now a party or to which any of them or their respective properties may be subject.

              (xiv) No consent, approval, authorization or order of, or filing or registration with, any regulatory body, administrative agency, or other governmental agency (including, without limitation, any Gaming Authorities), except as securities or Blue Sky laws of the various states may require, which has not been made or obtained, is required for the execution, delivery and performance of this Agreement, the Indenture and for the valid issuance and sale of Notes to the Underwriter as contemplated by this Agreement or the offering of Notes contemplated by the Prospectus; and no consent, approval, authorization or order of, or filing or registration with, any regulatory body, administrative agency, or other governmental agency (including, without limitation, any Gaming Authorities), except as the securities or Blue Sky laws of the various states may require, which was not made or obtained, was required for the consummation of the transactions (other than future transactions to benefit the Company's existing facilities or to expand into new facilities or gaming jurisdictions for which the net proceeds from the sale of Notes pursuant to this agreement have been reserved) described in the Registration Statement under the caption "Use of Proceeds."

              (xv) The Indenture has been duly qualified under the Trust Indenture Act.

              (xvi) The Registration Statement has become effective under the Act.

              (xvii) Any required filing of the Prospectus, or any supplement thereto, pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required thereunder and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission.

              (xviii) The Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act, except that in each case such counsel expresses no opinion with respect to the financial statements or other financial data contained in the Registration Statement or the Prospectus or with respect to the Statement of Eligibility of Qualification on Form T-1 of the Trustee under the Indenture. The documents incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Exchange Act, as the case may be, complied as to form in all materials respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder. There has been no document required to be filed under the Exchange Act and the rules and regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed.

              (xix) The Notes and the Indenture conform in all material respects to the descriptions thereof in the Registration Statement.

              (xx) The statements in the Registration Statement under the caption "Certain Considerations-Regulatory Matters," in Item 15 of the Registration Statement under the caption "Indemnification of Officers and Directors" and in the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 (the "10-K"), and incorporated by reference in the Registration Statement under the caption "Regulation," to the extent they constitute matters of Nevada law, summaries of Nevada legal matters, documents or proceedings, or legal conclusions with respect to Nevada law, have been reviewed by us and are correct summaries in all respects.

              (xxi) There is no contract or document concerning any of the Registrants or any of the Subsidiaries of a character required to be described in the Registration Statement or in the Prospectus or to be filed as an exhibit to the Registration Statement that is not so described or filed or incorporated by reference therein.

              (xxii) Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws, as the case may be, and, to the best knowledge of such counsel after due inquiry, neither the Company nor any of its Subsidiaries is in default in the performance of any obliga-tion, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its Subsidiaries, taken as a whole, to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or their respective property is bound.

              (xxiii) To the best of such counsel's knowledge, there is (1) no action, suit or proceeding before or by any court, arbitrator or governmental agency (including, without limitation, any Gaming Authority), body or official, domestic or foreign, now pending, threatened or contemplated to which the Company or any of its Subsidiaries is or may be a party or to which the business or property of the Company or any of its Subsidiaries is or may be subject, (2) no statute, rule, regulation (including any gaming statutes and regulations) or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body or (3) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which the Company or any of its Subsidiaries is or may be subject issued that, in the case of clauses (1), (2) and (3) above, (x) is required to be disclosed in the Registration Statement or the Prospectus and that is not so disclosed, (y) would adversely affect the Company, any of its Subsidiaries, or the property of the Company or any of its Subsidiaries in any material respect or (z) would interfere with or adversely affect the issuance of the Notes.

          (xxiv) Except as otherwise set forth in the Prospectus, or such as would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole, each of the Company and its Subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions (except liens for taxes not yet due and payable and immaterial liens and liens disclosed in the Registration Statement) to all property and assets described in the 10-K and incorporated by reference in the Registration Statement as being owned by it.

              (xxv) All leases to which each of the Company or any of its Subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder which might result in any material adverse effect on the Company and its Subsidiaries, taken as a whole, and the Company and the Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party lessee with such exceptions as do not materially interfere with the use made by the Company or such Subsidiary.

              (xxvi) Except as otherwise set forth in the Registration Statement, each of the Company and its Subsidiaries has such Permits as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Registration Statement. Each of the Company and its Subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which results in any other material impairment of the rights of the holder of any such Permit and such Permits contain no restrictions that are materially burdensome to the Company or any of its Subsidiaries.

              (xxvii) The indebtedness represented by the Notes is not usurious under any applicable Nevada law.

              (xxviii) Neither the Company nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              (xxix) Neither the issuance, sale or delivery of the Notes nor the application of the proceeds thereof by the Company in accordance with this Agreement will violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

          In addition, such counsel shall state that it has participated in conferences with representatives of the Company, representatives of the Company's accountants, the Underwriter's representatives and counsel to the Underwriter, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (other than those that such counsel must opine on pursuant to Section 8(e) of this Agreement), no facts have come to such counsel's attention which led it to believe that the Registration Statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus, on the date thereof or on the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and related notes, the financial statement schedules and other financial, statistical and accounting data included in the Registration Statement or Prospectus or incorporated by reference therein or with respect to the Statements of Eligibility of Qualification on Form T-1 of the Trustee under the Indenture).

                                   EXHIBIT D
                                   ---------

                        Form of Opinion of Thomas Bonner


      The Underwriter shall have received on the Closing Date and opinion (reasonably satisfactory to the Underwriter and counsel to the Underwriter), dated the Closing Date, of Thomas Bonner, General Counsel of ACSI, to the effect that:

              (i) Each of OSI, ACSI and their Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority to carry on its business as it is described in the Prospectus and as it is currently being conducted and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation registered to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on OSI, ACSI and their Subsidiaries, taken as a whole.

              (ii) The authorized, issued and outstanding capital stock of OSI and its Subsidiaries is as set forth in the Form 10-K for OSI for the year ended December 31, 1993, under the caption "OSI, Inc. and Subsidiaries Consolidated Balance Sheets" and all of the shares of issued and outstanding capital stock of OSI and its Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and, to the knowledge of such counsel, are not subject to preemptive or similar rights.

              (iii) The authorized capital stock of ACSI consists of [2,500] shares of common stock, no par value, of which [1,500] shares are issued and outstanding. All of such shares have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to preemptive or similar rights and are currently owned by OSI, free and clear of any security interest, claim, lien or encumbrance.

              (iv) There are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in each of OSI, ACSI or their Subsidiaries.

              (v) Each of OSI and ACSI has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and the Indenture.

              (vi) This Agreement has been duly authorized and validly executed by each of OSI and ACSI.

              (vii) The Indenture has been duly authorized by each of OSI and ACSI, and when duly executed and delivered by OSI and ACSI (assuming due authorization, execution and delivery thereof by the Trustee thereunder), will be a legally valid and binding obligation of each of OSI and ACSI, enforceable against OSI and ACSI in accordance with its terms, except as the enforceability thereof may be limited by (1) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, and (2) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court which any proceeding therefor may be brought.

          (viii) None of OSI, ACSI and their Subsidiaries is, or will be upon the execution and delivery of Indenture, the issuance and sale of the Notes and the fulfillment of the terms of this Agreement, subject to regulation under any New Jersey statute or regulation limiting their respective ability to incur indebtedness for borrowed money, except statutes or regulations applicable generally to business corporations incorporated or doing business in New Jersey, and except the New Jersey Casino Control Act, the regulations thereunder and any rules, ordinances or regulations of local regulatory authorities.

              (ix) The Subsidiary Guarantees are valid and binding obligations of OSI and ACSI enforceable against OSI and ACSI in accordance with their terms, except as such enforceability may be limited by (1) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (2) the effect of general principles of equity whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

              (x) The execution, delivery and performance of this Agreement, the Indenture and the Subsidiary Guarantees by ACSI and compliance by such parties with all applicable provisions thereof and the consummation of the transactions contemplated thereby will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, or result in the imposition of a lien or encumbrance on any properties of each of OSI, ACSI or any of their Subsidiaries, or an acceleration of indebtedness pursuant to (1) the charter or by-laws of OSI, ACSI or any of their Subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which OSI, ACSI or any of their Subsidiaries is a party or by which any of them or their property is bound or (3) any law or administrative regulation applicable to OSI, ACSI, any of their Subsidiaries or any of their assets or properties, or any judgment, order or decree of any court or governmental agency or authority (including, without limitation, any Gaming Authorities) entered in any proceeding to which OSI, ACSI or any of their Subsidiaries was or is now a party or to which any of them or their respective properties may be subject.

              (xi) No consent, approval, authorization or order of, or filing or registration with, any regulatory body, administrative agency, or other governmental agency (including, without limitation, any Gaming Authorities), except as securities or Blue Sky laws or the gaming securities laws or regulations of the various states may require, which has not been made or obtained, is required for the execution, delivery and performance of this Agreement and the Indenture; and no consent, approval, authorization or order of, or filing or registration with, any regulatory body, administrative agency, or other governmental agency (including, without limitation, any Gaming Authorities), except as the securities or Blue Sky laws of the various states may require, which was not made or obtained, was required for the consummation of the transactions (other than future transactions to benefit the Company's existing facilities or to expand into new facilities or gaming jurisdictions for which the net proceeds from the sale of the Notes pursuant to this Agreement have been reserved) described in the Registration Statement under the caption "Use of Proceeds."

              (xii) The statements in the Registration Statement under the caption "Certain Considerations-Regulatory Matters" and in the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 (the "10-K") and incorporated by reference into the Registration Statement, under the caption "Regulation" to the extent they constitute matters of New Jersey law, summaries of New Jersey legal matters, documents or proceedings, or legal conclusions with respect to New Jersey law, have been reviewed by us and are correct summaries in all respects.

              (xiii) None of OSI, ACSI and any of their Subsidiaries is in violation of its charter or by-laws, as the case may be, and, to the best knowledge of such counsel after due inquiry, none of OSI, ACSI and any of their Subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of OSI, ACSI and their Subsidiaries, taken as a whole, to which OSI, ACSI or any of their Subsidiaries is a party or by which it or any of the Subsidiaries or their respective property is bound.

              (xiv) To the best of such counsel's knowledge, there is (1) no action, suit or proceeding before or by any court, arbitrator or governmental agency (including, without limitation, any Gaming Authority), body or official, domestic or foreign, now pending, threatened or contemplated to which OSI, ACSI or any of their Subsidiaries is or may be a party or to which the business or property of OSI, ACSI or any of their Subsidiaries is or may be subject, (2) no statute, rule, regulation (including gaming statutes and regulations) or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body or (3) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which OSI, ACSI or any of their Subsidiaries is or may be subject issued that, in the case of clauses (1), (2) and (3) above (x) is required to be disclosed in the Registration Statement or the Prospectus and that is not so disclosed, (y) might adversely affect OSI, ACSI or any of their Subsidiaries, or the property of OSI, ACSI or any of their Subsidiaries in any material respect or (z) would interfere with or adversely affect the issuance of the Notes.

          (xv) Except as otherwise set forth in the Prospectus, or such as would not have a material adverse effect on OSI, ACSI and their Subsidiaries, taken as a whole, each of OSI, ACSI and their Subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions (except liens for taxes not yet due and payable and immaterial liens and liens disclosed in the Registration Statement) to all property and assets described in the 10-K and incorporated by reference in the Registration Statement as being owned by them.

              (xvi) All leases to which each of OSI, ACSI or any of their Subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder which might result in any material adverse effect on OSI, ACSI and their Subsidiaries, taken as a whole, and OSI, ACSI and their Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party lessee with such exceptions as do not materially interfere with the use made by each of OSI, ACSI or their Subsidiaries.

              (xvii) Each of OSI, ACSI and their Subsidiaries has such Permits as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Registration Statement. Each of OSI, ACSI and their Subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which results in any other material impairment of the rights of the holder of any such Permit and such Permits contain no restrictions that are materially burdensome to OSI, ACSI or any of their Subsidiaries.

              (xviii) The indebtedness represented by the promissory note issued by ACSI in favor of the Company is not usurious under any applicable New Jersey law.

              (xix) Neither OSI, ACSI nor any of their Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.